UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|X|   Soliciting Material Pursuant to Section 240.14a-12

                          FRANKLIN CAPITAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ________________

      (2)   Aggregate number of securities to which transaction applies:
            ________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ________________

      (4)   Proposed maximum aggregate value of transaction: __________________

      (5)   Total fee paid: ______________

|_|   Fee paid previously with preliminary materials.


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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:_______________

      (2)   Form, Schedule or Registration Statement No.: ________________

      (3)   Filing Party: ________________

      (4)   Date Filed: _________________

ON JULY 22, 2004, FRANKLIN CAPITAL CORPORATION ISSUED THE FOLLOWING PRESS
RELEASE:

                          FRANKLIN CAPITAL CORPORATION

                                  PRESS RELEASE
                                  July 22, 2004

      Franklin Capital Corporation (AMEX: FKL) announced today that on July 5, 2004, Franklin entered into a Stock Purchase Agreement with Quince Associates, LP, pursuant to which Quince agreed to purchase from Franklin 650,000 shares of common stock of Excelsior Radio Networks, Inc., at a price of $2.50 per share, and warrants to purchase 87,111 shares of common stock of Excelsior, at a price of $2.50 per share less the per share exercise price payable under the warrants, for an aggregate purchase price of $1,739,210. This purchase price is subject to a potential adjustment whereby, in the event that the per share net proceeds from any liquidation of Excelsior exceed $3.00 (or an amount equal to $3.00 plus $0.50 multiplied by the number of years, up to five, elapsed since the closing date of the sale), Franklin will be entitled to receive 80% of the value greater than $3.00 (or such other applicable amount) per share. The purchase price adjustment for the sale will expire as of a date 5 years following the closing of the sale.

      As of March 31, 2004, Franklin's investment in Excelsior represented 57.1% and 96.7% of Franklin's total assets and net assets, respectively. On June 30, 2004, Franklin sold 200,000 shares of Excelsior common stock to Quince, at a price of $2.50 per share, for an aggregate purchase price of $500,000. The terms of this sale included a potential purchase price adjustment whereby, in the event that the per share net proceeds from any liquidation of Excelsior exceed $3.00 (or an amount equal to $3.00 plus $0.50 multiplied by the number of years, up to five, elapsed since June 30, 2004), Franklin will be entitled to receive 80% of the value greater than $3.00 (or such other applicable amount) per share. This purchase price adjustment will expire as of June 30, 2009.

      The shares of Excelsior common stock and warrants to purchase shares of Excelsior common stock to be sold to Quince pursuant to the Stock Purchase Agreement represent all of Franklin's remaining interest in Excelsior. Pursuant to the terms of the Stock Purchase Agreement, the closing of the sale is contingent upon the receipt by Franklin of stockholder approval of the sale at an upcoming special meeting of Franklin's stockholders, the date of which shall be announced separately by Franklin.


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      In connection with the transaction, Franklin will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF FRANKLIN ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Franklin Capital Corporation at 450 Park Avenue, New York, New York 10022, or at (212) 486-2323. In addition, documents filed with the SEC by Franklin will be available free to charge at the SEC's web site at http://www.sec.gov.

      Franklin and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Franklin in favor of the transaction. Information about the executive officers and directors of Franklin and their ownership of Franklin stock is set forth in the proxy statement for Franklin's 2003 Annual Meeting of Stockholders. Certain directors and executive officers of Franklin may have direct or indirect interests in the transaction due to securities holdings, pre-existing or future indemnification arrangements or vesting of options, or, in the case of Stephen L. Brown, Chairman & CEO of Franklin, rights to certain severance payments. Additional information regarding Franklin and the interests of their executive officers and directors in the transaction will be contained in the proxy statement that will be filed by Franklin with the SEC.

      Forward-looking Statements

      This news release contains forward-looking statements, including statements regarding the potential proceeds from the transaction and the anticipated timing of these transactions. Readers are cautioned that these forward-looking statements are predictions based only on current information and expectations that are inherently subject to change and future events or results may differ materially. Readers are referred to the documents filed by Franklin with the SEC, specifically the most recent reports on Form 10-K and 10-Q, which identify important risk factors that could cause actual results to differ from those contained in these forward-looking statements. Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: the transactions may not be completed on a timely basis or at all; anticipated benefits of these transactions may not be realized; global economic conditions; uncertainties in the geopolitical environment; international operations; litigation involving patents, intellectual property and state and federal securities litigation matters; and possible disruption in commercial activities occasioned by terrorist activity and armed conflict. The information in this release is current as of the date of this release, but may not remain accurate as of any future date. Franklin does not undertake any duty to update the information provided in this release, except as otherwise required by law.

CONTACT: Stephen L. Brown Chairman & C.E.O. Franklin Capital Corporation, 450 Park Ave., Ste. 2002, New York, NY 10022, Telephone No. 212-486-2323.

ON JULY 23, 2004, FRANKLIN CAPITAL CORPORATION FILED A FORM 8-K WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH INCLUDED THE FOLLOWING TEXT:


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      Background

            As of March 31, 2004, an investment by Franklin Capital Corporation ("Franklin") in certain equity securities of Excelsior Radio Networks, Inc. ("Excelsior") represented 57.1% and 96.7% of Franklin's total assets and net assets, respectively.

            On June 30, 2004, Franklin entered into a stock purchase agreement (the "June Purchase Agreement") with Quince Associates, LP, a Maryland limited partnership ("Quince"), pursuant to which Franklin sold to Quince 200,000 shares of Excelsior common stock, at a price of $2.50 per share, for an aggregate purchase price of $500,000 (the "June Sale"). Pursuant to the June Purchase Agreement, Franklin and Quince agreed on the terms of a potential purchase price adjustment with respect to the June Sale whereby, in the event that the per share net proceeds from any liquidation of Excelsior exceed $3.00 (or an amount equal to $3.00 plus $0.50 multiplied by the number of years, up to five, elapsed since June 30, 2004), Franklin will be entitled to receive 80% of the value greater than $3.00 (or such other applicable amount) per share. The purchase price adjustment for the June Sale will expire as of June 30, 2009.

      Reported Event

            On July 5, 2004, Franklin entered into a second stock purchase agreement (the "July Purchase Agreement") with Quince, pursuant to which Quince agreed to purchase from Franklin 650,000 shares of Excelsior common stock, at a price of $2.50 per share, and warrants to purchase an additional 87,111 shares of Excelsior common stock, at a price of $2.50 per share less the per share exercise price payable under the warrants, for an aggregate purchase price of $1,739,210 (the "July Sale"). As with the June Sale, pursuant to the July Purchase Agreement, Franklin and Quince agreed on the terms of a potential purchase price adjustment with respect to the July Sale whereby, in the event that the per share net proceeds from any liquidation of Excelsior exceed $3.00 (or an amount equal to $3.00 plus $0.50 multiplied by the number of years, up to five, elapsed since the closing date of the July Sale), Franklin will be entitled to receive 80% of the value greater than $3.00 (or such other applicable amount) per share. The purchase price adjustment for the July Sale will expire as of a date 5 years following the closing of the July Sale.

            Pursuant to the terms of the July Purchase Agreement, the closing of July Sale is contingent upon the receipt by Franklin of stockholder approval of the July Sale at an upcoming special meeting of Franklin's stockholders, the date of which shall be announced separately by Franklin. The shares of Excelsior common stock and warrants to purchase shares of Excelsior common stock to be sold to Quince pursuant to the July Purchase Agreement represent all of Franklin's remaining interest in Excelsior.

            Copies of the July Purchase Agreement and the June Purchase Agreement are filed herewith as exhibits and are incorporated by reference herein.

      Additional Information

      In connection with the July Sale, Franklin will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (the "SEC"). STOCKHOLDERS OF FRANKLIN ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Franklin Capital Corporation at


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450 Park Avenue, New York, New York 10022, or at (212) 486-2323. In addition, documents filed with the SEC by Franklin will be available free to charge at the SEC's web site at http://www.sec.gov.

      Franklin and their executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Franklin in favor of the July Sale. Information about the executive officers and directors of Franklin and their ownership of Franklin stock is set forth in the proxy statement for Franklin's 2003 Annual Meeting of Stockholders. Certain directors and executive officers of Franklin may have direct or indirect interests in the July Sale due to securities holdings, pre-existing or future indemnification arrangements or vesting of options, or, in the case of Mr. Brown, rights to certain severance payments. Additional information regarding Franklin and the interests of their executive officers and directors in the July Sale will be contained in the proxy statement that will be filed by Franklin with the SEC.


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